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[LETTERHEAD] PricewaterhouseCoopers


CONSENT OF INDEPENDENT CHARTERED ACCOUNTANTS


We hereby consent to the use in the prospectus constituting part of this Registration Statement on Form SB-1 of our report dated January 12, 1999 relating to the consolidated financial statements of Alya International Inc. as at and for the years ended September 30, 1998 and 1997, which appears in such prospectus. We also consent to the references to us under the heading "Experts" in such prospectus.


/s/ PricewaterhouseCoopers LLP


Richmond, B.C.
July 14, 1999